Supplement dated November 17, 2025

to the Prospectus dated May 1, 2009, as supplemented, for:

Strategic Variable Life®

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectus:

Fund Additions

Beginning November 17, 2025, the following funds are available as investment options under your policy. Information about the new funds is below:

Fund and Adviser/Sub-Adviser
MML Invesco Discovery Large Cap Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
MML Invesco Discovery Mid Cap Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
MML Global Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
MML Fundamental Equity Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.
MML Mid Cap Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 665-2654 (8 a.m. - 5 p.m. Eastern Time).

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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